Restructuring Charge	6 Months Ended
Jun. 30, 2015
Restructuring and Related Activities [Abstract]
Restructuring Charge
14.	Restructuring Charge

Compania Espanole de Petroles, S.A., the charterer and owner of the Partnership’s former conventional vessels under capital lease, sold the Tenerife Spirit, Algeciras Spirit, and Huelva Spirit between December 2013 and August 2014. As a result of these sales, the Partnership recorded restructuring charges of $2.0 million and $1.8 million during 2014 and 2013, respectively, relating to seafarer severance payments. The balance outstanding of $0.8 million as at June 30, 2015 (December 31, 2014 – $1.6 million) is included in accrued liabilities in the Partnership’s consolidated balance sheets.